Exhibit 10.42

Loan No. TBD

TERM NOTE

February 4, 2013

$592,000.00	Cottonwood Heights, Utah

For value received, the undersigned Meier Leasing, LLC, an Utah limited liability company, with an address of 2221 N. 3250 W., Vernal, Utah 84078 and Meier Management Company, LLC, an Utah limited liability company, with an address of 2221 N. 3250 W., Vernal, Utah 84078 (collectively, the “Borrower”), jointly and severally, promise to pay to the order of Proficio Bank, a State Chartered Commercial Bank with an address of 6985 Union Park Center, Suite 150, Cottonwood Heights, Utah 84047 (together with its successors and assigns, the “Bank”), the principal amount of Five Hundred Ninety-Two Thousand Dollars and Zero Cents ($592,000.00) on or before February 4, 2020 (the “Maturity Date”), as set forth below, together with interest from the date hereof on the unpaid principal balance from time to time outstanding until paid in full. The Borrower shall pay consecutive monthly installments of principal and interest, as follows: $8,577.49 commencing on March 4, 2013, and the same amount (except the last installment which shall be the unpaid balance) on the 4th day of each month thereafter, until changed in accordance with this Note. The aggregate principal balance outstanding shall bear interest thereon at a per annum rate equal to Two and One-Half Percent (2.50%) above the Wall Street Journal Prime Rate (as hereinafter defined) with a Floor Rate of 6.00%.; and a cap rate of 10.00%. Each quarter, any change in the interest rate in accordance with this Note, each the payments for that quarter due and payable thereafter (except the last installment which shall be the unpaid balance) shall be recalculated (increased or reduced) to reflect the adjusted interest rate, the outstanding principal balance at such time and the remaining term of the 7 year amortization period commencing on the date of this Note in accordance with the Bank’s calculation in the Bank’s sole discretion.

Wall Street Journal Prime Rate means the highest rate published from time to time by the Wall Street Journal as the Prime Rate, or, in the event the Wall Street Journal ceases publication of the Prime Rate, the base, reference or other rate then designated by the Bank, in its sole discretion, for general commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto.

The effective interest rate applicable to the Borrower’s loans evidenced hereby shall change quarterly reflecting each change in the Wall Street Journal Prime Rate.

This Note is secured by all collateral granted to the Bank by the Borrower or any endorser or guarantor hereof or by any other party and shall be secured by any additional collateral hereafter granted to the Bank by the Borrower or any endorser or guarantor hereof or by any other party.

Principal and interest shall be payable at the Bank’s main office or at such other place as the Bank may designate in writing in immediately available funds in lawful money of the United States of America without set-off, deduction or counterclaim. Interest shall be calculated on the basis of actual number of days elapsed and a 360-day year.

At the option of the Bank, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (each, an “Event of Default”): (1) default of any liability, obligation, covenant or undertaking of the Borrower, any endorser or any guarantor hereof to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower, any endorser or any guarantor hereof under any other loan document delivered by the Borrower, any endorser or any guarantor, or in connection with the loan evidenced by this Note or any other agreement by the Borrower, any endorser or any guarantor with the Bank continuing for 30 days with respect to any default (other than with respect to the payment of money for which there is no grace period); (2) failure of the Borrower, any endorser or any guarantor hereof to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days; (3) default of any material liability, obligation or undertaking of the Borrower, any endorser or any guarantor hereof to any other party continuing for 30 days; (4) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower, any endorser or any guarantor hereof in connection with the loan evidenced by this Note or in any supporting financial statement of the Borrower, any endorser or any guarantor hereof shall be determined by the Bank to have been false or misleading in any material respect when made; (5) if the Borrower, any endorser or any guarantor hereof is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (6) the death of the Borrower, any endorser or any guarantor hereof and, if the Borrower, any endorser or any guarantor hereof is a partnership or limited liability company, the death of any partner or member; (7) the institution by or against the Borrower, any endorser or any guarantor hereof of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower, any endorser or any guarantor hereof is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower, any endorser or any guarantor hereof of an assignment for the benefit of creditors or the granting by the Borrower, any endorser or any guarantor hereof of a trust mortgage for the benefit of creditors; (8) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower, any endorser or any guarantor hereof; (9) a judgment or judgments for the payment of money shall be rendered against the Borrower, any endorser or any guarantor hereof, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; (10) any levy, lien (including mechanics lien) except as permitted under any of the other loan documents between the Bank and the Borrower, seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower, any endorser or any guarantor hereof; (11) the termination or revocation of any guaranty hereof; or (12) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower, any endorser or any guarantor hereof, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower, any endorser or any guarantor hereof to the Bank has been or may be impaired.

Any payments received by the Bank on account of this Note shall, at the Bank’s option, be applied first, to any costs, expenses or charges then owed to the Bank by the Borrower; second, to accrued and unpaid interest; third, to the unpaid principal balance hereof; and the balance to escrows, If any. Notwithstanding the foregoing, any payments received after the occurrence and during the continuance of an Event of Default shall be applied in such manner as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder without prior notice to the Borrower.

If pursuant to the terms of this Note, the Borrower is at any time obligated to pay interest on the principal balance at a rate in excess of the maximum interest rate permitted by applicable law for the loan evidenced by this Note, the applicable interest rate shall be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

The Borrower represents to the Bank that the proceeds of this Note will not be used for personal, family or household purposes or for the purpose of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

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The Borrower and each endorser and guarantor hereof grant to the Bank a continuing lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower and/or each endorser or guarantor hereof and any cash, securities, instruments or other property of the Borrower and each endorser and guarantor hereof in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower and/or any endorser or guarantor hereof to the Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower or any endorser or guarantor hereof to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver oh any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this Note, regardless of the time, order or place of signing, waive presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of every kind in connection with the delivery, acceptance, performance or enforcement of this Note and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable and waives all recourse to suretyship and guarantor defenses generally, including any defense based on impairment of collateral. To the maximum extent permitted by law, the Borrower and each endorser and guarantor of this Note waive and terminate any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead laws, including without limitation, Utah Code 78-23-4 and hereby agrees not to file a declaration of homestead under Utah Code 78-23-4.

The Borrower and each endorser and guarantor of this Note shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys (each an “Indemnitee”) harmless against any claim brought or threatened against any indemnitee by the Borrower, by any endorser or guarantor, or by any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s selection, but at the expense of the Borrower and any endorser and/or guarantor), except for any claim arising out of the gross negligence or willful misconduct of the Bank.

The Borrower and each endorser and guarantor of this Note agree to pay, upon demand, costs of collection of all amounts under this Note including, without limitation, principal and interest, or in connection with the enforcement of, or realization on, any security for this Note, including, without limitation, to the extent permitted by applicable law, reasonable attorneys’ fees and expenses. Upon the occurrence and during the continuance of an Event of Default, interest shall accrue at a rate per annum equal to the aggregate of 4.0% plus the rate provided for herein. If any payment due under this Note is unpaid for 10 days or more, the Borrower shall pay, in addition to any other sums due under this Note (and without limiting the Bank’s other remedies on account thereof), a late charge equal to 5.0% of such unpaid amount.

This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns and legal representatives, and shall inure to the benefit of the Bank and its successors, endorsees and assigns.

The liabilities of the Borrower and each Borrower, if more than one, and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the Borrower or any one or more endorsers or guarantors shall not release any other person obligated on account of this Note. Any and all present and future debts of the Borrower to any endorser or guarantor of this Note are subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Bank. Each reference in this Note to the Borrower and each Borrower, if more than one, and endorser or guarantor of this Note, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated, unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been irrevocably satisfied in full. The release or compromise by the Bank of any collateral shall not release any person obligated on account of this Note.

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The Borrower and each endorser and guarantor hereof each authorizes the Bank to complete this Note if delivered incomplete in any respect. A photographic or other reproduction of this Note may be made by the Bank, and any such reproduction shall be admissible in evidence with the same effect as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

The Borrower will from time to time execute and deliver to the Bank such documents, and take or cause to be taken, all such other further action, as the Bank may request in order to effect and confirm or vest more securely in the Bank all rights contemplated by this Note or any other loan documents related thereto (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in any collateral securing this Note or to comply with applicable statute or law.

This Note shall be governed by the laws of the State of Utah without giving effect to the conflicts of laws principles thereof.

Any notices under or pursuant to this Note shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Bank at the address set forth in this Note or as any party may from time to time designate by written notice to the other party.

The Borrower and each endorser and guarantor of this Note each irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Utah, over any suit, action or proceeding arising out of or relating to this Note. Each of the Borrower and each endorser and guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each of the Borrower and each endorser and guarantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower’s, endorser’s or guarantor’s address shown below or as notified to the Bank and (ii) by serving the same upon the Borrower(s), endorser(s) or guarantor(s) in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Borrower or such endorser or guarantor.

THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE, ANY OF THE OBLIGATIONS OF THE BORROWER, EACH ENDORSER AND GUARANTOR TO THE BANK, AND ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER, EACH ENDORSER AND GUARANTOR AND THE BANK EACH CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Executed as of February 4, 2013.

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Witness:	Borrower:

Meier Leasing, LLC

/s/ Brett Smiley	By:	/s/ Annette D Meier
Annette D Meier, Manager

2221 N. 3250 W,
Vernal, Utah
84078

Witness:	Borrower:

Meier Management Company, LLC

/s/ Brett Smiley	By:	/s/ Annette D Meier
Annette D Meier, Manager

2221 N. 3250 W.
Vernal, Utah
84078

Promissory Notes	© 2013 Medici, a division of Wolters Kluwer Financial Services

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AGREEMENT TO PROVIDE INSURANCE

Grantor:	Meier Leasing, LLC	Bank:	Proficio Bank
	2221 N. 3250 W.		6985 Union Park Center, Suite 150
	Vernal, Utah 84078		Cottonwood Heights, Utah 84047

Credit Accommodations: That certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00 with a maturity date of February 4, 2020 (the “Note”); and collectively, along with all other agreements, documents, certificates and instruments delivered in connection therewith,( the “Loan Documents”).

Insurance Requirements: Grantor, Meier Leasing, LLC (the “Grantor”), understands that the Loan Documents set forth insurance requirements in connection with the Bank extending the Credit Accommodations to or for the benefit of the Grantor. The following insurance coverage is required on the collateral described below (the ‘‘Collateral”):

Collateral:	Okuma Multus B400-W, Serial Number 148243; CNC Bit Grinding Machine Serial # 201009-001

Type:	All risks, including fire, theft and liability
Amount:	Full Insurance Value
Basis:	Replacement
Endorsements:	Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Bank
Comments:	Proficio Bank (and its successors and assigns) to be named as Loss Payee/Mortgagee and Additional Insured
Latest Delivery Date:	February 4, 2013

Insurance Company:	Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank.

Insurance Mailing Address:	All documents and other materials relating to insurance should be mailed, delivered to the following address:
Proficio Bank
6985 Union Park Center Suite 150
Cottonwood Heights, Utah 84047

Failure to Provide Evidence of Insurance; Grantor shall deliver to Bank, on or before the delivery date described above, proof of the required Insurance, In the event that Grantor falls to provide evidence of the insurance required hereunder, Bank may, at its option, secure such insurance. The cost of any such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided In the Loan Documents, Bank may obtain insurance with different coverage and at higher rates than what Grantor could have obtained and Bank may obtain such insurance from a company other than the one Grantor would choose.

Grantor consents to Bank using or disclosing information regarding the Credit Accomodations, the Collateral, or both, for the purpose of securing or replacing the insurance required hereunder.

THIS AGREEMENT TO PROVIDE INSURANCE IS DATED AS OF February 4, 2013.

Grantor:

Meier Leasing, LLC

By:	/s/ Annette D Meier
Annette D Meier, Manager

NOTICE OF INSURANCE REQUIREMENTS

Grantor:	Meier Leasing, LLC	Bank:	Proficio Bank
	2221 N. 3250 W.		6985 Union Park Center, Suite 150
	Vernal, Utah 84078		Cottonwood Heights, Utah 84047

To:	Attn: Insurance Agent	Date:

Dear Insurance Agent:

Proficio Bank is extending credit accommodations to or for the benefit of Grantor, Meier Leasing, LLC (“Grantor”), which credit accommodations are being secured by the collateral described below. Please send evidence of insurance and any required endorsements on such collateral to Proficio Bank.

Collateral;	Okuma Multus B400-W, Serial Number 148243; CNC Bit Grinding Machine Serial # 201009-001

Type:	All risks, including fire, theft and liability
Amount:	Full Insurance Value
Basis:	Replacement
Endorsements:	Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Bank
Comments:	Proficio Sank (and its successors and assigns) to be named as Loss Payee/Mortgagee and Additional Insured
Latest Delivery Date:	February 4, 2013

Grantor:

Meier Leasing, LLC

By:	/s/ Annette D Meier, Manager
Annette D Meier, Manager

Return to:

Proficio Bank

6985 Union Park Center

Suite 150

Cottonwood Heights, Utah 84047

UNLIMITED GUARANTY

TO:             Proficio Bank, a State Chartered Commercial Bank (the “Bank”)

RE:              Meier Leasing, LLC, an Utah limited liability company and Meier Management Company, LLC, an Utah limited liability company (the ‘‘Borrowers”)

To induce the Bank to make or continue to make loans, advances, or grant Other financial accommodations to the Borrowers or any of them, in consideration thereof and for loans, advances or financial accommodations heretofore or hereafter granted by the Bank to or for the account of the Borrowers or any of them, the undersigned Gilbert Troy Meier (the “Guarantor”) absolutely, unconditionally and irrevocably guarantees the full and punctual payment to the Bank of all sums which may be presently due and owing and of all sums Which shall in the future become due and owing to the Bank from the Borrowers or any of them, whether direct or indirect, whether as a borrower, guarantor, surety or otherwise, including without limitation, respecting that certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00, including, without limitation, interest, attorneys’ fees and other amounts accruing after the filing of a petition in bankruptcy by or against any Borrower, notwithstanding the discharge of such Borrower from such obligations, together with all costs and expenses incurred by the Bank in connection with such obligations, this Unlimited Guaranty (this “Guaranty”) and the enforcement thereof, and also guarantees the due performance by the Borrowers or any of them of all their obligations under all other present and future contracts and agreements with the Bank. This is a guaranty of payment and not collection.

The reference to one or more specific obligations herein shall not be construed as a limitation of any kind of the Guarantor’s obligations hereunder, which shall be unlimited as to all present and future obligations of the Borrowers as described above.

Guarantor also agrees:

(1)	to indemnify and hold the Bank and its directors, officers, employees, agents and attorneys harmless from and against all claims, obligations, demands and liabilities, by whomsoever asserted, and against all losses in any way suffered, incurred or paid as a result of or in any way arising out of or following or consequential to transactions with any of the Borrowers, except for any claim arising out of the gross negligence or willful misconduct of the Bank;

(2)	that this Guaranty shall not be impaired by any modification, supplement, extension, renewal or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, increase, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatsoever with any of the Borrowers or anyone else, all of which may be done without notice to or consent by the Guarantor;

(3)	that the liability of the Guarantor hereunder is direct and unconditional and due immediately upon default of any of the Borrowers without demand or notice and without requiring the Bank first to resort to any other right, remedy or security;

(4)	that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever until the Bank is indefeasibly paid in full, nor any right of recourse to security for the debts and obligations of any of the Borrowers to the Bank;

(5)	that the liability of the Guarantor is unlimited and shall be joint and several with the liabilities of any other guarantors;

(6)	that if any of the Borrowers or the Guarantor or any other guarantor should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of any of the Borrowers or the Guarantor, or any other guarantor of the obligations guaranteed hereby, any and all obligations of the Guarantor shall be immediately due and payable without notice;

(7)	that the Bank’s books and records showing the account between the Bank and any of the Borrowers shall be admissible in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute conclusive proof thereof;

(8)	that this Guaranty is, as to the Guarantor, a continuing Guaranty that shall remain effective under successive transactions until the obligations guaranteed hereby are irrevocably paid in full;

(9)	that the death of Guarantor shall not effect the termination of this Guaranty as to Guarantor providing, that in any event within Sixty (60) days after the death of the Guarantor, any Borrower or any surviving guarantor shall provide to the Bank evidence that the estate of the Guarantor confirms its obligations to the Bank under this Guaranty;

(10)	that termination, release or limitation of any guaranty of the obligations guaranteed hereby by any other guarantor shall not affect the continuing liability hereunder of the Guarantor;

(11)	that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full indefeasible payment and performance of all of each Borrower’s debts and obligations to the Bank with interest and costs of collection;

(12)	that this Guaranty shall not be affected by the illegality, invalidity or unenforceability of the obligations guaranteed, by any fraudulent, illegal or improper act by any of the Borrowers, the legal incapacity or any other defense of any of the Borrowers, the Guarantor or any other person obligated to the Bank consequential to transactions with any of the Borrowers nor by the invalidation, by operation of law or otherwise, of all or any part of the obligations guaranteed hereby, including but not limited to any interest accruable on the obligations guaranteed hereby during the pendency of any bankruptcy or receivership proceeding of any of the Borrowers;

(13)	that any and all present and future debts and obligations of any of the Borrowers to Guarantor are hereby waived and postponed in favor of and subordinated to the full indefeasible payment and performance of all present and future debts and obligations of any of the Borrowers to the Bank;

(14)	that the Guarantor hereby grants to the Bank a continuing lien and security interest in all deposits or other sums at any time credited by or due from the Bank to the Guarantor and any property of the Guarantor at any time in the possession of the Bank whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the obligations guaranteed hereby, and such deposits and other sums may be applied or set off against such obligations at any time, whether or not such are then due, whether or not demand has been made and Whether or not other collateral is then available to the Bank;

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(15)	that if at any time payment of all or any part of the obligations guaranteed hereunder is rescinded or otherwise must be restored by the Bank to any of the Borrowers or to the creditors of any of the Borrowers or any representative of any of the Borrowers or representative of any of the Borrowers’ creditors as a voidable preference or fraudulent transfer or conveyance upon the insolvency, bankruptcy or reorganization of any of the Borrowers or the Guarantor, or to the creditors of the Guarantor or any representative of the Guarantor or representative of the creditors of Guarantor upon the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, this Guaranty shall continue to be effective or be reinstated, as the case may be, as though such payments had not been made, and shall survive as an obligation of the Guarantor, and shall not be discharged or satisfied by said payment or payments, notwithstanding the return of the original of this Guaranty to the Guarantor or to any of the Borrowers, or any other apparent termination of Guarantor’s obligations hereunder;

(16)	that any rights and remedies available to the Bank under this Guaranty are cumulative, and not exclusive of any rights and remedies otherwise available to the Bank at law or in equity;

(17)	that the Bank’s delay or omission in exercising any of the Bank’s rights and remedies shall not constitute a waiver of these rights and remedies, nor shall the Bank’s waiver of any right or remedy operate as a waiver of any other right or remedy available to the Bank. The Bank’s waiver of any right or remedy on any one occasion shall not be considered a waiver of same on any subsequent occasion, nor shall this be considered to be a continuing waiver;

(18)	that this Guaranty incorporates all discussions and negotiations between the Bank and the Guarantor concerning the guaranty and indemnification provided by the undersigned hereby, and that no such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof, there are no preconditions to the effectiveness of this Guaranty and that no provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed and acknowledged by the Bank’s duly authorized officer;

(19)	that this Guaranty and all documents which have been or may be hereinafter furnished by the Guarantor to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business); and

(20)	that the Guarantor shall deliver to the Bank and on or before April, 1 in any year and upon request therefor, personal financial statements addressed to the Bank in form satisfactory to the Bank, and the Guarantor represents and warrants the accuracy of any information contained therein and that so long as this Guaranty remains in effect, Guarantor shall provide the Bank with copies of Guarantor’s filed Federal and state tax returns for the prior year within 120 days after the date that Guarantor’s tax returns are required to be filed each such year or such other date approved by the Bank.

Guarantor waives; notice of acceptance hereof, presentment and protest of any instrument and notice thereof, notice of default and all other notices to which the Guarantor might otherwise be entitled; and any and all defenses, including without limitation, any and all defenses which any of the Borrowers or any other party may have to the fullest extent permitted by law, any defense to this Guaranty based on impairment of collateral or on suretyship defenses of every type; any right to exoneration or marshaling. To the maximum extent permitted by law, Guarantor waives and terminates any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead law, including without limitation, Utah Code 78-23-4 and hereby agrees not to file a declaration of homestead under Utah Code 78-23-4. To the extent that it lawfully may, Guarantor hereby further agrees not to invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Bank’s rights under this Guaranty or otherwise respecting the guaranteed obligations, and to the extent that it lawfully may do so, the Guarantor hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, the Bank shall have no duty as to the collection or protection of any collateral, if any, securing the guaranteed obligations beyond the safe custody thereof.

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Guarantor will from time to time execute and deliver to the Bank, and take or cause to be taken, all such other further action as the Bank may request in order to effect and confirm or vest more securely in the Bank all the rights contemplated in this Guaranty (including, without limitation, to correct clerical errors) or respecting any of the obligations guaranteed hereby or to comply with applicable statute or law.

This Guaranty shall be governed by the laws of the State of Utah without giving effect to the conflicts of laws principles thereof, shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall inure to the benefit of the Bank’s successors and assigns.

If any provision of this Guaranty is found to be invalid, illegal or unenforceable, the validity of the remainder of the Guaranty shall not be affected.

Guarantor irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Utah, over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Guarantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Guarantor’s address shown below or as notified to the Bank and (ii) by serving the same upon the Guarantor in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Guarantor.

GUARANTOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) Waive any and all rights to a trial by jury in any action or proceeding in CONNECTION WITH THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED, GUARANTOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Executed and dated February 4, 2013.

Witness:	Guarantor:

/s/ Brett Smiley	/s/ Gilbert Troy Meier
Gilbert Troy Meier, individually

Address:	2221 N 3250 West
Cernal, Utah
84078

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STATE OF UTAH

COUNTY OF Salt Lake, SS.

The foregoing instrument was acknowledged before me this 4th day of February, 2013, by Gilbert Troy Meier.

MIRANDA N. STUMPH, NOTARY PUBLIC
MY COMMISSION EXPIRES: 3-18-2014
MIRANDA N. STUMPH
TYPE OR PRINT NAME

Guaranty - Guarantor 1	© 2013 Medici, a division of Wolters Kluwer Financial Services

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UNLIMITED GUARANTY

TO:        Proficio Bank, a State Chartered Commercial Bank (the “Bank”)

RE:        Meier Leasing, LLC, an Utah limited liability company and Meier Management Company, LLC, an Utah limited liability company (the “Borrowers”)

To induce the Bank to make or continue to make loans, advances, or grant other financial accommodations to the Borrowers or any of them, in consideration thereof and for loans, advances or financial accommodations heretofore or hereafter granted by the Bank to or for the account of the Borrowers or any of them, the undersigned Annette D Meier (the “Guarantor”) absolutely, unconditionally and irrevocably guarantees the full and punctual payment to the Bank of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to the Bank from the Borrowers or any of them, whether direct or indirect, whether as a borrower, guarantor, surety or otherwise, including without limitation, respecting that certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00, including, without limitation, interest, attorneys’ fees and other amounts accruing after the filing of a petition in bankruptcy by or against any Borrower, notwithstanding the discharge of such Borrower from such obligations, together with all costs and expenses incurred by the Bank in connection with such obligations, this Unlimited Guaranty (this “Guaranty”) and the enforcement thereof, and also guarantees the due performance by the Borrowers or any of them of all their obligations under all other present and future contracts and agreements with the Bank, This is a guaranty of payment and not collection.

The reference to one or more specific obligations herein shall not be construed as a limitation of any kind of the Guarantor’s obligations hereunder, which shall be unlimited as to all present and future obligations of the Borrowers as described above.

Guarantor also agrees:

(1)	to indemnify and hold the Bank and its directors, officers, employees, agents and attorneys harmless from and against all claims, obligations, demands and liabilities, by whomsoever asserted, and against all losses in any way suffered, Incurred or paid as a result of or in any way arising out of or following or consequential to transactions with any of the Borrowers, except for any claim arising out of the gross negligence or willful misconduct of the Bank;

(2)	that this Guaranty shall not be impaired by any modification, supplement, extension, renewal or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, increase, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatsoever with any of the Borrowers or anyone else, all of which may be done without notice to or consent by the Guarantor;

(3)	that the liability of the Guarantor hereunder is direct and unconditional and due immediately upon default of any of the Borrowers without demand or notice and without requiring the Bank first to resort to any other right, remedy or security;

(4)	that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever until the Bank is indefeasibly paid in full, nor any right of recourse to security for the debts and obligations of any of the Borrowers to the Bank;

(5)	that the liability of the Guarantor is unlimited and shall be joint and several with the liabilities of any other guarantors;

(6)	that if any of the Borrowers or the Guarantor or any other guarantor should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of any of the Borrowers or the Guarantor, or any other guarantor of the obligations guaranteed hereby, any and all obligations of the Guarantor shall be immediately due and payable without notice;

(7)	that the Bank’s books and records showing the account between the Bank and any of the Borrowers shall be admissible in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute conclusive proof thereof;

(8)	that this Guaranty is, as to the Guarantor, a continuing Guaranty that shall remain effective under successive transactions until the obligations guaranteed hereby are irrevocably paid in full;

(9)	that the death of Guarantor shall not effect the termination of this Guaranty as to Guarantor providing, that in any event within Sixty (60) days after the death of the Guarantor, any Borrower or any surviving guarantor shall provide to the Bank evidence that the estate of the Guarantor confirms its obligations to the Bank under this Guaranty;

(10)	that termination, release or limitation of any guaranty of the obligations guaranteed hereby by any other guarantor shall not affect the continuing liability hereunder of the Guarantor;

(11)	that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full indefeasible payment and performance of all of each Borrower’s debts and obligations to the Bank with interest and costs of collection;

(12)	that this Guaranty shall not be affected by the illegality, invalidity or unenforceability of the obligations guaranteed, by any fraudulent, illegal or improper act by any of the Borrowers, the legal incapacity or any other defense of any of the Borrowers, the Guarantor or any other person obligated to the Bank consequential to transactions with any of the Borrowers nor by the invalidation, by operation of law or otherwise, of all or any part of the obligations guaranteed hereby, including but not limited to any interest accruable on the obligations guaranteed hereby during the pendency of any bankruptcy or receivership proceeding of any of the Borrowers;

(13)	that any and all present and future debts and obligations of any of the Borrowers to Guarantor are hereby waived and postponed in favor of and subordinated to the full indefeasible payment and performance of all present and future debts and obligations of any of the Borrowers to the Bank;

(14)	that the Guarantor hereby grants to the Bank a continuing lien and security interest in all deposits or other sums at any time credited by or due from the Bank to the Guarantor and any property of the Guarantor at any time in the possession of the Bank whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the obligations guaranteed hereby, and such deposits and other sums may be applied or set off against such obligations at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank;

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(15)	that if at any time payment of all or any part of the obligations guaranteed hereunder is rescinded or otherwise must be restored by the Bank to any of the Borrowers or to the creditors of any of the Borrowers or any representative of any of the Borrowers or representative of any of the Borrowers’ creditors as a voidable preference or fraudulent transfer or conveyance upon the insolvency, bankruptcy or reorganization of any of the Borrowers or the Guarantor, or to the creditors of the Guarantor or any representative of the Guarantor or representative of the creditors of Guarantor upon the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, this Guaranty shall continue to be effective or be reinstated, as the case may be, as though such payments had not been made, and shall survive as an obligation of the Guarantor, and shall not be discharged or satisfied by said payment or payments, notwithstanding the return of the original of this Guaranty to the Guarantor or to any of the Borrowers, or any other apparent termination of Guarantor’s obligations hereunder;

(16)	that any rights and remedies available to the Bank under this Guaranty are cumulative, and not exclusive of any rights and remedies otherwise available to the Bank at law or in equity;

(17)	that the Bank’s delay or omission in exercising any of the Bank’s rights and remedies shall not constitute a waiver of these rights and remedies, nor shall the Bank’s waiver of any right or remedy operate as a waiver of any other right or remedy available to the Bank. The Bank’s waiver of any right or remedy on any one occasion shall not be considered a waiver of same on any subsequent occasion, nor shall this be considered to be a continuing waiver;

(18)	that this Guaranty incorporates all discussions and negotiations between the Bank and the Guarantor concerning the guaranty and indemnification provided by the undersigned hereby, and that no such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof, there are no preconditions to the effectiveness of this Guaranty and that no provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed and acknowledged by the Bank’s duly authorized officer;

(19)	that this Guaranty and all documents which have been or may be hereinafter furnished by the Guarantor to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business); and

(20)	that the Guarantor shall deliver to the Bank and on or before April 1 in any year and upon request therefor, personal financial statements addressed to the Bank in form satisfactory to the Bank, and the Guarantor represents and warrants the accuracy of any information contained therein and that so long as this Guaranty remains in effect, Guarantor shall provide the Bank with copies of Guarantor’s filed Federal and state tax returns for the prior year within 120 days after the date that Guarantor’s tax returns are required to be filed each such year or such other date approved by the Bank.

Guarantor waives; notice of acceptance hereof, presentment and protest of any instrument and notice thereof, notice of default and all other notices to which the Guarantor might otherwise be entitled; and any and all defenses, including without limitation, any and all defenses which any of the Borrowers or any other party may have to the fullest extent permitted by law, any defense to this Guaranty based on impairment of collateral or on suretyship defenses of every type; any right to exoneration or marshaling. To the maximum extent permitted by law, Guarantor waives and terminates any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead law, Including without limitation, Utah Code 78-23-4 and hereby agrees not to file a declaration of homestead under Utah Code 78-23-4. To the extent that it lawfully may, Guarantor hereby further agrees not to invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Bank’s rights under this Guaranty or otherwise respecting the guaranteed obligations, and to the extent that it lawfully may do so, the Guarantor hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, the Bank shall have no duty as to the collection or protection of any collateral, if any, securing the guaranteed obligations beyond the safe custody thereof.

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Guarantor will from time to time execute and deliver to the Bank, and take or cause to be taken, all such other further action as the Bank may request in order to effect and confirm or vest more securely in the Bank all the rights contemplated in this Guaranty (including, without limitation, to correct clerical errors) or respecting any of the obligations guaranteed hereby or to comply with applicable statute or law.

This Guaranty shall be governed by the laws of the State of Utah without giving effect to the conflicts of laws principles thereof, shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall inure to the benefit of the Bank’s successors and assigns.

If any provision of this Guaranty is found to be invalid, illegal or unenforceable, the validity of the remainder of the Guaranty shall not be affected.

Guarantor irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Utah, over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Guarantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Guarantor’s address shown below or as notified to the Bank and (ii) by serving the same upon the Guarantor in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Guarantor.

GUARANTOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. GUARANTOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Executed and dated February 4, 2013.

Witness:	Guarantor:

/s/ Brett Smiley	/s/ Annette D Meier
Annette D Meier, individually

Address:	2221 North 3250 West
Vernal, Utah
84078

4

STATE OF UTAH

COUNTY OF Salt Lake, SS.

The foregoing instrument was acknowledged before me this 4th day of February, 2013 by Annette D Meier.

MIRANDA N. STUMPH, NOTARY PUBLIC
MY COMMISSION EXPIRES: 3-18-2014
MIRANDA N. STUMPH
TYPE OR PRINT NAME

Guaranty - Guarantor 2	© 2013 Medici, a division of Wolters Kluwer Financial Services

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